UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2013

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2013

SEMIANNUAL REPORT

for the six months ended June 30, 2013

SOURCE CAPITAL, INC.
SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2013		Year ended December 31, 2012
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$511,150,166	$59.06	$524,173,666	$54.30
Net gain on investments, realized and unrealized	$68,665,962	$7.93	$70,740,161	$8.18
Net investment income	873,864	0.10	2,773,272	0.32
Dividends to Preferred shareholders	—	—	(2,349,920)	(0.27)
Distributions to Common shareholders	(12,982,860)	(1.50)	(30,033,683)	(3.47)
Redemption of Preferred Stock	—	—	(54,153,330)	—
Net changes during period	$56,556,966	$6.53	$(13,023,500)	$4.76
End of period	$567,707,132	$65.59	$511,150,166	$59.06

	June 30, 2013	December 31, 2012	December 31, 2011
Common market price per share	$61.71	$52.22	$46.98
Common net asset value	$65.59	$59.06	$54.30
Common market discount from net asset value	5.9%	11.6%	13.5%

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a diversified, publicly traded investment company. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital's Common stock is listed and traded on the New York Stock Exchange and there are currently 8,655,240 shares outstanding. Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common shares are bought and sold on the New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income (dividends and interest, less expenses). The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Investment Portfolio Returns

The net assets of Source Capital amounted to $567,707,132 at June 30, 2013, or $65.59 of net asset value per Common share. This compared with net assets of $511,150,166 and net asset value per Common share of $59.06 at year end. As a result, Source Capital recorded a positive total investment return during the six months ended June 30, 2013, of 13.6%, reflecting the reinvestment of dividends and distributions as compared to a return of 15.4% for its Russell 2500 Index benchmark.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income.

The regular quarterly distribution on the Common shares of $0.75 per share was paid on June 15, 2013, to shareholders of record on May 24, 2013.

Performance

	Periods Ended June 30, 2013
	Second Quarter	Year to Date	One Year	Three Years*	Five Years*	Ten Years*	Fifteen Years*
Source	2.1%	13.6%	27.4%	17.4%	8.8%	9.9%	10.0%
Russell 2500	2.3%	15.4%	25.6%	19.6%	9.2%	10.3%	8.1%
S&P 500	2.9%	13.8%	20.6%	18.5%	7.0%	7.3%	4.2%

*  Annualized Returns

For the quarter, we are pleased that Source largely kept up with the Russell 2500 benchmark. The same sentiment applies to surpassing the benchmark return over the last year, which was a fairly buoyant period. We continue to believe, however, that the relevant period for comparison should be much longer than the last twelve months. On that basis, we take pride in the Company's performance since current management inception which is captured in the fifteen-year period.

Turning to portfolio company performance, Life Technologies (+14%) rose after the rumored acquisition mentioned last quarter came to fruition in mid-April. ScanSource (+13%) rebounded after being our largest decliner the prior quarter. CarMax (+11%) reported sales that handily exceeded market estimates.

Underperformers were led by Maxim Integrated (–15%), as one of its large customers, Samsung, announced lower-than-expected smartphone sales. Sonova (–12%) declined on litigation concerns. Finally, L'Occitane (–11%) reported sales growth which trailed market expectations.

Commentary

Markets around the world were mostly buoyant over the first six months of the year. In the U.S., the major indices appreciated at a double-digit rate. Unorthodox central bank policies along with a respite from significant political disruption provided a benign backdrop until the middle of June. That's when Chairman Bernanke's hint about a slowdown in the Federal Reserve's bond buying program caused an end-of-quarter selloff in both bonds and stocks.

Portfolio

As we discuss in more detail below, we sold out of three positions (about 5% of Company assets in total) in the quarter based on valuation and company-specific concerns. We also purchased a small amount of a new position and added to several existing ones. All together the purchases represent about 2% of Company assets. At the end of the quarter, cash stood at about 9%, which is at the high end of our historical range. We are diligently looking for opportunities to invest the cash but, as discussed last quarter, will not compromise on company quality or valuation in order to make that investment. Instead, we will wait patiently until company-specific factors or market issues like central bank or political actions cause quality and valuation to favorably converge. In the meantime, we believe the businesses in our portfolio today have significant competitive advantages, unlevered balance sheets and are run by capable management teams. We expect them to continue to favorably grow their business values over time.

Portfolio Company Discussion

This quarter we'd like to discuss some stocks we've recently sold and the reasons why.

Not surprisingly, since intelligent use of cash flow is an important criterion in deciding to buy shares in a company, a disappointment in this area, or a change of policy or objective, can often be the catalyst in developing a decision to dispose of a portfolio holding.

One of the challenges that Actuant has faced deploying its capital into attractive deals is that its high-return, strong-market-share business segments, Industrial and Energy, which can boast of operating margins over 20%, even 30% in some cases, have not produced a plethora of bolt-on deals that could have permitted Actuant to deploy capital in familiar businesses and at attractive margins.

Unfortunately, instead of waiting patiently for the right opportunity to come along to invest its accumulating cash, Actuant's response to this dearth of desirable deals was to pursue several large acquisitions in the less exciting parts of its business, most significantly in Electrical. Actuant acquired Mastervolt in November 2010—the cost, $150 million, or 1.4x sales.

Mastervolt makes specialty electrical products for the marine and European solar markets. Marine, the smaller and less important market, has a pretty good fit with some existing Actuant businesses, but this cannot be said of the Mastervolt solar business. The European solar market is almost completely dependent on government tax subsidy. Periodic changes or even elimination of these subsidies wreak havoc with industry participants as volumes, prices, inventories, etc. move around in an unpredictable fashion.

This certainly has been the case in recent years, and it has become clear that Actuant paid well in excess of fair market value for Mastervolt. In June of 2013, Actuant confirmed this by announcing that it would divest its entire electrical segment, and would record a non-cash after-tax charge of $150 million. Actuant had owned Mastervolt for just 2 1/2 years.

In addition to the capital allocation issue, we were also cognizant of valuation. Actuant was purchased for the first time in October 2008 at $17 per share, or 11x EPS.1 We added to the position at declining prices, ending up with our last purchase at less than $9 per share (7x EPS), near the March 2009 market lows. Our recent sale was at an average price of $33, which valued the company at 19x EPS.

Our disappointment with Actuant's deployment of its cash flow and the risk of future misallocation was the most important reason for our sale, but the company's full valuation makes us comfortable that this was an opportune time to exit.

Another company recently sold is Manpower (MAN), the large provider of temporary workers. Manpower's two-part strategy is straight-forward. First, expand in underserved markets, generally ones in which there was a limited tradition of temporary employment, and often ones in which temporary employment had only recently been legalized.

Most of the countries of Europe were fairly recent but enthusiastic converts to temporary labor. Unfortunately for Manpower, Europe represents almost two-thirds of its revenues, with the economic weakness in southern Europe (over one-third of total MAN revenues) overwhelming the continuing preference by companies for temporary workers. Outside of Europe, expansion of temporary labor in emerging markets made those countries Manpower's fastest growing segment of the last few years (about 13% of revenues). While the very long-term potential for emerging markets is significant, their margins for the foreseeable future will likely remain structurally lower than in developed countries.

In addition to the organic growth described above, Manpower also made a series of acquisitions, generally in related areas, like permanent placement, specialized markets like finance or IT, training, out sourcing services, outplacement, etc. Results for these deals have been mixed, leading us to question this choice for future capital deployment.

Despite a current return on equity of only 7% on mid-cycle earnings, Manpower's stock has done remarkably well since late last year, rising from the high $30s to nearly $60 per share, driven by improved prospects for recovery of the worldwide economy. We did not share the market's enthusiasm and at a generous P/E of 24x were grateful for the opportunity to exit our position.2

In recent years VCA-Antech has been faced with a deterioration of its basic business model. VCA-Antech has long had a 2-part business strategy. First, it operated a chain of animal hospitals across the country. It is by far the largest in this sector and earns solid margins in a highly fragmented market.

Second, VCA has about 50 regionally-based veterinary diagnostic test labs, which provide overnight results for test panels requested by the hospital/office-based vets. The lab business has strong economies of scale, driven by route density, and has long earned excellent margins operating as it has in protected markets. VCA has used its free cash flow for many years to acquire veterinary hospitals and practices paying a price which reflected the economies of scale VCA could bring to operations of the acquired assets as well as the value of the exit strategy which VCA was providing the vet.

Over the last few years, hospital acquisitions have been getting less productive, but VCA hasn't backed off the expansion of its hospital division despite the declining returns. After recent shareholder agitation, the company agreed to begin share repurchases, but has only committed to make them a small portion of the cash flow allocation.

The second strategic issue for VCA is in its lab business. Its most important competitor, Idexx, has long put a greater emphasis on point of care tests, which give very rapid results, enabling the vet to provide more timely and accurate care. As technology advances, an increased number of key tests can be performed in the pet hospital, putting greater pressure on VCA's lab business. In addition, Idexx has been effective in bundling reference lab, point of care, and practice management software, resulting in continuing erosion in VCA's market share.

With both parts of VCA's business facing strategic challenges, a balance sheet under stress, returns on capital deteriorating, and recent share appreciation from the low $20s a few months ago to a recent $27 per share, implying 20x EPS, we concluded that it was time to move on.

1  EPS is defined as earnings per share over the trailing twelve months.

2  P/E is defined as price divided by trailing twelve month earnings per share.

We are pleased to receive reader feedback to shareholder letters at the email address, source@fpafunds.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 19, 2013

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2013
(Unaudited)

Common Stocks		89.8%
Producer Durable Goods	22.9%
Retailing	21.4%
Business Services & Supplies	17.0%
Healthcare	10.9%
Energy	6.5%
Technology	6.3%
Transportation	4.1%
Other Common Stocks	0.7%
Non-Convertible Bonds & Debentures		1.3%
Short-Term Investments		9.0%
Other Assets and Liabilities, net		–0.1%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2013
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aggreko plc	110,800
ScanSource, Inc.	57,000
Sonova Holding AG	14,500
Varian Medical Systems Inc.	43,300
NET SALES
Common Stocks
Actuant Corporation (Class A)(1)	315,700
ManpowerGroup Inc.(1)	126,200
VCA Antech Inc.(1)	413,300
Preferred Stocks
ProLogis Inc. (Series S)(1)	120,000

(1)  Indicates Elimination from Portfolio

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2013
(Unaudited)

COMMON STOCKS	Shares	Fair Value
PRODUCER DURABLE GOODS — 22.9%
Franklin Electric Co., Inc.	451,200	$15,182,880
Graco Inc.	395,800	25,018,518
HNI Corporation	513,733	18,530,349
IDEX Corporation	427,100	22,982,251
Rotork plc	72,200	2,931,515
WABCO Holdings Inc.*	383,000	28,606,270
Zebra Technologies Corporation (Class A)*	384,400	16,698,336
		$129,950,119
RETAILING — 21.4%
CarMax, Inc.*	762,200	$35,183,152
L'Occitane International SA	1,875,000	5,052,563
O'Reilly Automotive, Inc.*	425,900	47,964,858
Signet Jewelers Limited	498,200	33,593,626
		$121,794,199
BUSINESS SERVICES & SUPPLIES — 17.0%
Aggreko plc	380,800	$9,508,538
CLARCOR Inc.	252,700	13,193,467
Copart, Inc.*	687,100	21,162,680
Domino Printing Sciences plc	710,400	6,741,128
Halma plc	1,325,000	10,145,127
ScanSource, Inc.*	736,263	23,560,416
Spirax-Sarco Engineering plc	295,153	12,060,306
		$96,371,662
HEALTHCARE — 10.9%
bioMerieux SA	118,887	$11,519,092
Bio-Rad Laboratories, Inc. (Class A)*	147,700	16,571,940
Life Technologies Corporation*	279,198	20,663,444
Sonova Holding AG	68,000	7,210,924
Varian Medical Systems Inc.*	85,300	5,753,485
		$61,718,885
ENERGY — 6.5%
FMC Technologies, Inc.*	307,800	$17,138,304
Noble Corporation	529,200	19,887,336
		$37,025,640
TECHNOLOGY — 6.3%
EVS Broadcast Equipment S.A.	187,150	$12,993,319
Maxim Integrated Products, Inc.	309,600	8,600,688
Microchip Technology Incorporated	374,951	13,966,925
		$35,560,932
TRANSPORTATION — 4.1%
Heartland Express, Inc.	825,800	$11,453,846
Knight Transportation, Inc.	700,600	11,784,092
		$23,237,938
OTHER COMMON STOCKS — 0.7%		$4,374,118
TOTAL COMMON STOCKS — 89.8% (Cost $281,220,480)		$510,033,493

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

NON-COVERTIBLE BONDS AND DEBENTURES — 1.3%	Face Amount	Fair Value
Helix Energy Solutions Group, Inc. — 9.5% 2016	$1,158,000	$1,189,706
OMNOVA Solutions Inc. — 7.875% 2018	275,000	284,625
Quality Distribution LLC — 9.875% 2018	3,000,000	3,238,680
Stanadyne Corporation — 10% 2014	3,000,000	2,775,000
TOTAL NON-COVERTIBLE BONDS AND DEBENTURES (Cost $7,096,333)		$7,488,011
TOTAL INVESTMENT SECURITIES — 91.1% (Cost $288,316,812)		$517,521,504
SHORT-TERM INVESTMENTS — 9.0%
ExxonMobil Corporation — 0.05% 07/03/13	$24,000,000	$23,999,933
Federal Home Loan Bank Discount Note — 0.03% 07/09/13	10,000,000	9,999,933
Toyota Motor Credit Corporation — 0.08% 07/23/13	10,000,000	9,999,511
State Street Bank Repurchase Agreement — 0.01% 07/01/13 (Dated 06/28/2013, repurchase price $6,860,006, collateralized by $8,125,000 principal amount U.S. Treasury Note — 2.75% 2042, fair value $6,997,656)	6,860,000	6,860,006
TOTAL SHORT-TERM INVESTMENTS (Cost $50,859,383)		$50,859,383
TOTAL INVESTMENTS — 100.1% (Cost $339,176,195)		$568,380,887
Other assets and liabilities, net — (0.1)%		(673,755)
NET ASSETS — 100.0%		$567,707,132

*  Non-income producing securities

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013
(Unaudited)

ASSETS
Investments at value:
Investment securites — at fair value (cost $ 288,316,812) — Note A	$517,521,504
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	50,859,383	$568,380,887
Cash		36
Receivable for:
Dividends	$486,911
Accrued interest	217,045	703,956
		$569,084,879
LIABILITIES
Payable for:
Investment securities purchased	$1,004,478
Advisory fees	325,769
Accrued expenses	47,500	1,377,747
NET ASSETS		$567,707,132
SUMMARY OF SHAREHOLDERS' EQUITY
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note B		$8,655,240
Additional Paid-in Capital		320,783,440
Undistributed net realized gains		9,063,760
Unrealized appreciation of investments		229,204,692
NET ASSETS		$567,707,132
Common Stock net asset value per share		$65.59
Common Stock market value per share		$61.71

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2013
(Unaudited)

INVESTMENT INCOME
Income
Dividends		$2,887,429
Interest		391,784
		$3,279,213
Expenses — Note C:
Advisory fees	$1,932,502
Transfer agent fees and expenses	150,443
Directors' fees and expenses	77,525
Reports to shareholders	74,075
Legal and auditing fees	60,752
Taxes, other than federal income tax	53,386
Registration and filing fees	26,210
Custodian fees and expenses	25,341
Other expenses	5,115	2,405,349
Net investment income — Note A		$873,864
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities (excluding short-term corporate notes with maturities 60 days or less)	$42,977,802
Cost of investment securities sold	26,834,904
Net realized gain on investments — Notes A and D		$16,142,898
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$176,681,628
Unrealized appreciation at end of period	229,204,692
Increase in unrealized appreciation of investments		52,523,064
Net realized and unrealized gain on investments		$68,665,962
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$69,539,826

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2013 (Unaudited)		For the year ended December 31, 2012
CHANGES IN NET ASSETS
Operations:
Net investment income	$873,864		$2,773,272
Net realized gain on investments —	16,142,898		33,719,524
Increase in unrealized appreciation of investments	52,523,064		37,020,637
Change in net assets resulting from operations		$69,539,826		$73,513,433
Distributions to Preferred shareholders:
From net investment income	—		$(1,679,502)
From net realized capital gains	—	—	(670,418)	(2,349,920)
Distributions to Common shareholders — Note A
From net investment income	$(1,609,390)		$(866,034)
From net realized capital gains	(11,373,470)	(12,982,860)	(29,167,649)	(30,033,683)
Redemption of $2.40 Cumulative Preferred Stock		—		(54,153,330)
Net change in net assets		$56,556,966		$(13,023,500)
NET ASSETS
Beginning of period		511,150,166		524,173,666
End of period		$567,707,132		$511,150,166

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30, 2013		Year ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Common Stock:
Per share operating performance:
Net asset value at beginning of period	$59.06		$54.30	$60.47	$50.36	$34.61	$64.75
Income from investment operations:
Net investment income	$0.10		$0.32	$0.22	$0.48	$0.25	$0.49
Net realized and unrealized gain (loss) on investment securities	7.93		8.18	(2.84)	12.58	18.05	(26.58)
Total from investment operations	$8.03		$8.50	$(2.62)	$13.06	$18.30	$(26.09)
Distributions to Preferred shareholders:
From net investment income	—		$(0.19)	$(0.28)	$(0.55)	$(0.15)	$(0.53)
From net realized capital gains	—		(0.08)	(0.27)	—	(0.40)	(0.02)
Distributions to Common shareholders — Note A:
From net investment income	$(0.19)		(0.10)	—	—	—	—
From net realized capital gains	(1.31)		(3.37)	(3.00)	(2.40)	(2.00)	(3.50)
Total distributions	$(1.50)		$(3.74)	$(3.55)	$(2.95)	$(2.55)	$(4.05)
Net asset value at end of period	$65.59		$59.06	$54.30	$60.47	$50.36	$34.61
Per share market price at end of period	$61.71		$52.22	$46.98	$53.20	$43.04	$28.29
Total investment return(1)	21.1%		18.5%	(6.3)%	30.0%	60.9%	(49.3)%
Net asset value total return(2)	13.6%		15.6%	(5.2)%	26.0%	53.0%	(42.8)%
Ratios/supplemental data:
Net assets at end of period (in thousands)	$567,707		$511,150	$524,174	$577,535	$490,043	$353,720
Ratios based on average net assets applicable to Common Stock:
Expenses(4)	0.86	%(3)	0.93%	0.96%	0.98%	1.04%	0.97%
Net investment income(4)	0.31	%(3)	0.56%	0.38%	0.92%	0.60%	0.95%
Portfolio turnover rate	8.98	%(3)	7.42%	17.50%	12.59%	8.65%	19.43%

(1)  Based on market price per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Annualized.

(4)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on total net assets are as follows:

	Six months ended June 30, 2013	2012	2011	2010	2009	2008
Expenses	N/A	0.88%	0.87%	0.88%	0.91%	0.87%
Net investment income	N/A	0.53%	0.34%	0.82%	0.52%	0.84%

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2013
(Unaudited)

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. The character of distributions to shareholders for the current period as reported in the statement of changes in net assets and financial highlights are preliminary and will be adjusted based on the actual results of operations for the entire year. Distributions payable on the Common Stock are recorded on the ex-dividend date. For periods prior to the redemption of the Preferred Stock in June, 2012, the ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Company's portfolio being invested primarily in medium or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies. The Company's foreign investments are subject to additional risks such as: foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Company to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Company are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's,

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013
(Unaudited)

are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE C—Capital Stock

On May 30, 2012, the Board of Directors of Source Capital, Inc. announced the full redemption of all issued and outstanding shares of its $2.40 Preferred Stock, $3 par value on June 29, 2012 (the "Preferred Stock Redemption Date"). The Preferred Stock was redeemed, pursuant to its terms, at its stated call price of $27.50 per share plus accrued and unpaid dividends to the Preferred Stock Redemption Date. At the time of the announcement there were 1,969,212 shares of Preferred Stock issued and outstanding, resulting in a total redemption amount of $54,153,330.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan during the six months ended June 30, 2013.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the six months ended June 30, 2013, the Company paid aggregate fees of $76,780 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $23,027,401 during the 6 months ended June 30, 2013. Realized gains and losses are based on the specific identification method.

The cost of securities was $288,486,332 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2013, for federal income tax purposes was $229,098,203 and $63,031, respectively, resulting in net unrealized appreciation of $229,035,172. As of and during the 6 months ended June 30, 2013, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2009, or by state tax authorities for years ended on or before December 31, 2008.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013
(Unaudited)

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under procedures adopted by the authority of the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2013:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$510,033,493	—	—	$510,033,493
Non-Convertible Bonds & Debentures	—	$7,488,011	—	7,488,011
Short-Term Investments	—	50,859,383	—	50,859,383
Total Investments	$510,033,493	$58,347,394	—	$568,380,887

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Levels 1, 2, or 3 during the six months ended June 30, 2013.

SOURCE CAPITAL, INC.
RESULTS OF ANNUAL MEETING

Following are the matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 6, 2013:

With respect to the election of six directors by the holders of Common Stock, $1.00 par value:

	Votes For	Votes Withheld
Eric S. Ende	6,647,671	180,455
Thomas P. Merrick	6,631,882	196,097
A. Robert Pisano	6,628,667	199,434
Patrick B. Purcell	6,652,346	175,780
David Rees	6,587,055	240,779
Allan M. Rudnick	6,659,630	168,348

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held February 4, 2013, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information regarding the Investment Adviser and its staffing in connection with the Company, including the Company's portfolio managers and the senior analyst on their team, the scope of accounting, administrative, shareholder, and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service, and the reputation of the Company's portfolio managers, Eric Ende and Steven Geist, who have managed the Company since 1996. The Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Company and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Company relative to the performance of the Lipper Mid-Cap Core Funds Index and the Russell 2500 Index. They further concluded that the Adviser's continued management of the Company should benefit the Company and its shareholders.

Advisory Fees and Company Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Company's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Company including such fall-out benefits as research acquired with Company commissions, the extent to which economies of scale with respect to the management of the Company, if any, would be realized, and whether the Company is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the Company and the industry generally and for the Morningstar Mid-Cap Core Funds. The Directors noted that the Company's fees and expenses were at the lowest end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Company at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the overall fee rate was reasonable and fair to the Company and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Company, whether the Company has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Company's assets and any economies of scale that may exist. The Independent Directors discussed the fact that FPA has not proposed any additional breakpoints. Many mutual funds have breakpoints in the advisory fee structure, as does the Company, as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Company, in particular because no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Company's assets, all of which could negatively impact the Adviser. In addition, the Adviser noted that the Company's assets had declined because of the redemption of the Preferred Stock and that since the Company is a closed-end fund, and based upon the Company's current operating policies, the ability to raise

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Continued)

additional assets is limited. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Company despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Company, in part due to administrative burdens and expenses resulting from legislative and regulatory actions. According to the Adviser, such increased costs have included significant investments in analysts who assist with the management of the Company, additions to administrative personnel and systems that enhance the quality of services provided to the Company, and the establishment of a full-time Chief Compliance Officer and his assistant.

Conclusions. The Board and the Independent Directors determined that the Company continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Company continues to receive high-quality accounting, administrative, shareholder, and other ancillary services from the Adviser. The Board and the Independent Directors also determined that while there is no uniform industry methodology to measure or apply economies of scale, the Company's expense ratio and the overall profitability of the Adviser are fair and reasonable under the current circumstances. In reaching their conclusions, the Board and the Independent Directors acknowledged that the fees and expenses of the Company are clearly disclosed in the Company's reports to shareholders and in industry research databases, such as those maintained by Lipper and Morningstar, and that the Company's shareholders have ready access to other companies with different strategies, fees, and expenses and can sell their shares at any time if they feel the Adviser does not add fair value for the fees and expenses charged. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Company's asset levels, changes in portfolio management personnel, and the cost and quality of the services provided by the Adviser to the Company. On the basis of the foregoing, and without assigning particular weight to any single factor, the Independent Directors determined to approve the continuation of the current advisory agreement for another one-year period through April 30, 2014.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Computershare
250 Royall Street
Canton, Massachusetts, 02021
(800) 279-1241 or (201) 329-8660
www.computershare.com/investor

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Computershare Trust Company, N.A. ("Agent"), P.O. Box 43006, Providence, Rhode Island, 02940-3006, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.
DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Allan M. Rudnick - (72)*	Director & Chairman	Term: 1 Year Years Served: 1	Private investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick - (76)*	Director	Term: 1 Year Time Served: 7 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7
A. Robert Pisano - (70)*	Director	Term: 1 Year Time Served: <1 Year	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell - (70)*	Director	Term: 1 Year Time Served: 3 Years	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
David Rees - (89)*	Director	Term: 1 Year Time Served: 45 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles
Eric S. Ende - (68)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 28 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3
Steven R. Geist - (59)	Executive Vice President & Portfolio Manager	Time Served: 17 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.
Gregory A. Herr - (41)	Vice President & Portfolio Manager	Time Served: <1 Year	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser since 2007.
J. Richard Atwood - (53)	Treasurer	Time Served: 16 Years	Chief Operating Officer of the Adviser.
Sherry Sasaki - (58)	Secretary	Time Served: 31 Years	Assistant Vice President and Secretary of the Adviser.
Christopher H. Thomas - (56)	Chief Compliance Officer	Time Served: 18 Years	Vice President and Chief Compliance Officer of the Adviser.
E. Lake Setzler III - (46)	Assistant Treasurer	Time Served: 7 Years	Vice President and Controller of the Adviser.
Michael P. Gomez - (27)	Assistant Vice President	Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064-1550.

*  Audit and Nominating & Governance Committee Member

Messrs. Merrick, Pisano, Purcell and Rudnick each serve as a member of the audit committee of six open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2013, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2012 was submitted to the NYSE on May 14, 2013.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable to this semi-annual report.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:  August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 16, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 16, 2013